UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2005 ( March 30, 2005)

ENTRADA NETWORKS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-26952	33-0676350
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation	File Number)	Identification No.)

5755 Oberlin Drive, Suite 204, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code (858) 597-1102

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

    Effective January 29, 2005, Entrada Networks, Inc. ("Entrada") entered into the Third Amendment to Term Credit Agreement (the "Third Amendment") between Entrada, Hong Kong League Central Credit Union ("HKL"), HIT Credit Union ("HIT"), Brightline Bridge Partners I, LLC ("Brightline"), Matthew McGovern ("Mr. McGovern"), and Jon Buttles ("Mr. Buttles") (collectively, the "Lenders") and SBI Advisors, LLC ("SBI"). The Fourth Amendment amends the Term Credit Agreement dated March 30, 2004, between Entrada, HKL, HIT, Shelly Singhal ("Mr. Singhal") and SBI (the "Original Credit Agreement"), as amended by the First Amendment to Term Credit Agreement (the "First Amendment"), dated May 14, 2004, between Entrada, SBI and the Lenders identified therein, and as further amended by the Second Amendment to Term Credit Agreement (the "Second Amendment"), dated October 1, 2004, between Entrada, SBI and the Lenders identified therein and as further amended by the Third Amendment Term Credit Agreement (the "Third Amendment"), dated January 29, 2005, between Entrada, SBI and the Lenders identified therein.

    Pursuant to the Fourth Amendment, effective March 30, 2005, the Lenders agreed to extend from March 31, 2005 to July 31, 2005 the date on which Entrada must repay all unpaid principal and interest owed by Entrada pursuant to the Original Credit Agreement, as amended.

    Pursuant to the Fourth Amendment, effective March 30, 2005, the Lenders agreed to reduce the interest rate to 10% per annum and the balance of 14% to be Paid In Kind which shall be computed and compounded monthly.

    Upon repayment of all amounts payable under the terms of the Term Notes, Lenders will retain 5,000,000 of the 20,500,000 original Warrants issued to SBI Advisors, LLC or its designees, and the balance of unexercised Warrants held by such parties at the time of repayment of the Term Notes will be returned to Borrower. These parties and their warrants holdings are as follows: (1) 3,500,000 with McGovern Living Trust; (2) 3,650,000 with Jon Buttles; (3) 3,250,000 with David F. Evans; and (4) 3,500,000 with Crestwood Children’s Trust. The warrants retained by SBI or its designees shall be the then lowest priced warrants owned by SBI Advisors, LLC or its designees.

  The information contained in Item 2.03 below is hereby incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

    On December 14, 2004, Entrada Networks, Inc. and each of its subsidiaries, Rixon Networks, Inc., Sync Research, Inc., and Torrey Pines Networks, Inc., including its subsidiary, Microtek Systems, Inc. (collectively, "Entrada"), executed that certain Amendment to Loan Documents and that certain Loan and Security Agreement (together, the "Amended and Restated Loan Agreement") with Silicon Valley Bank, a California chartered bank ("Silicon Valley Bank") effective as of December 14, 2004, which amends and restates that certain Loan and Security Agreement between Entrada and Silicon Valley Bank and dated February 20, 2001, as amended through December 13, 2004 (the "Prior Loan Agreement").

    Under the Amended and Restated Loan Agreement, Silicon Valley Bank may, in its sole discretion, make advances to Entrada against Eligible Accounts (as defined in the Amended and Restated Loan Agreement) of Rixon Networks, Sync Research, Torrey Pines and Microtek Systems. The principal amount of such advances will not exceed 75% of the face amount of Eligible Accounts of each of Rixon Networks and Sync Research and 80% of the face amount of Eligible Accounts of each of Torrey Pines and Microtek Systems, subject to certain adjustments. Silicon Valley Bank may change these percentages at any time in its sole discretion. The aggregate face amount of all Financed Receivables (defined as those Eligible Accounts against which Silicon Valley Bank makes advances to Entrada) outstanding at any time may not exceed $1.0 million. In addition, Silicon Valley Bank has no obligation to make advances to Entrada in excess of $800,000 in the aggregate at any time outstanding.

    Amounts borrowed under the Amended and Restated Loan Agreement accrue interest at an annual rate equal to Silicon Valley Bank’s prime rate plus 5% ( 10.25% at December 31, 2004). The minimum monthly interest payment during the term of the Amended and Restated Loan Agreement is $750. Pursuant to the Amended and Restated Loan Agreement, Entrada is also subject to a monthly "collateral handling fee" of 0.75% of the Financed Receivable Balance (as defined in the Amended and Restated Loan Agreement) for each Financed Receivable outstanding, based upon a 360 day year. Upon an Event of Default (as defined in the Amended and Restated Loan Agreement), the annual interest rate will increase by an additional 5% and the collateral handling fee will increase by an additional 0.50%.

    Under the Amended and Restated Loan Agreement, Entrada is obligated to repay amounts advanced against each Financed Receivable, including all related and accrued interest, other finance charges and the collateral handling fee, upon the earlier of (i) the date on which payment of the Financed Receivable is received; (ii) the date on which the Financed Receivable no longer qualifies as an Eligible Account; (iii) the date on which any Adjustment (as defined in the Amended and Restated Loan Agreement) is asserted against the Financed Receivable (to the extent of such Adjustment); (iv) the date on which Entrada breaches certain representations and warranties or any covenant under the Amended and Restated Loan Agreement; or (v) expiration of the Amended and Restated Loan Agreement.

    To secure Entrada’s repayment of amounts borrowed under the Amended and Restated Loan Agreement, Entrada granted to Silicon Valley Bank a security interest in substantially all of its assets, including its intellectual property rights, now owned or hereafter acquired. Upon an Event of Default, Silicon Valley Bank may pursue a variety of remedies including, but not limited to, ceasing to make advances to Entrada, declaring all of Entrada’s indebtedness to Silicon Valley Bank immediately due and payable, and taking possession and disposing of the collateral securing performance of Entrada’s obligations under the Amended and Restated Loan Agreement. Pursuant to the Amended and Restated Loan Agreement, an Event of Default includes, but is not limited to, Entrada’s failure to timely repay its indebtedness to Silicon Valley Bank, Entrada’s failure to perform any material term, provision or covenant included in the Amended and Restated Loan Agreement, the occurrence of a Material Adverse Change to Entrada (as defined in the Amended and Restated Loan Agreement), the insolvency of Entrada, and certain defaults by Entrada under agreements with third parties.

    The Amended and Restated Loan Agreement was to expire on December 17, 2004. However, on December 22, 2004, Entrada and Silicon Valley Bank executed that certain Amendment to Loan Documents, effective as of December 22, 2004 (the "Loan Agreement Amendment"), pursuant to which the parties extended the expiration date of the Amended and Restated Loan Agreement to January 30, 2005.

    On April 5, 2005, Entrada and Silicon Valley Bank executed that certain Amendment to Loan Documents, effective as of March 31, 2004 (the "Loan Agreement Amendment"), pursuant to which the parties extended the expiration date of the Amended and Restated Loan Agreement to April 30, 2005.

    Descriptions in this Current Report of the Amended and Restated Loan Agreement and the Loan Agreement Amendment are incomplete and are qualified in their entirety by reference to copies of such documents which were filed as Exhibits 10.1, 10.2, 10.3 on January 7, 2005, respectively,  and Exhibit 10.4  on February 9, 2005 on which exhibits are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits.

Incorporated by Reference
Exhibit	Exhibit Description	Form	Filing Date	Filed
Number				Herewith
10.1	Silicon Valley Bank Loan and Security Agreement dated December 14, 2004	8-K	January 7, 2005	☐
10.2	Silicon Valley Bank Amendment to Loan Documents dated December 14, 2004	8-K	January 7, 2005	☐
10.3	Silicon Valley Bank Amendment to Loan Documents dated December 22, 2004	8-K	January 7, 2005	☐
10.4	Silicon Valley Bank Amendment to Loan Documents dated February 8, 2005	8-K	February 9, 2005	☐
10.5	Silicon Valley Bank Limited Forebearance and Amendment to Loan Documents dated April 5, 2005			☒
10.6	Term Note issued by Entrada Networks, Inc. to Hong Kong League Central Credit Union dated January 30, 2004	8-K	May 26, 2004	☐
10.7	Term Note issued by Entrada Networks, Inc. to HIT Credit Union dated January 30, 2004	8-K	May 26, 2004	☐
10.8	Term Note issued by Entrada Networks, Inc. to Shelly Singhal dated January 30, 2004	8-K	May 26, 2004	☐
10.90	Security Agreement dated January 30, 2004	8-K	May 26, 2004	☐
10.1	First Amendment to Term Credit Agreement dated May 14, 2004	8-K	May 26, 2004	☐
10.11	Term Note issued by Entrada Networks, Inc. to Hong Kong League Central Credit Union dated May 14, 2004	8-K	May 26, 2004	☐
10.12	Term Note issued by Entrada Networks, Inc. to Brightline Bridge Partners I, LLC dated May 14, 2004	8-K	May 26, 2204	☐
10.13	Second Amendment To Term Credit Agreement entered into October 4, 2004	8-K	October 8, 2004	☐
10.14	Term Note issued by Entrada Networks, Inc. to Hong Kong League Central Credit Union dated October 1, 2004	8-K	October 8, 2004	☐
10.15	Third Amendment to Term Credit dated January 29, 2005	8-K	February 4, 2005	☐
10.16	Fourth Amendment to Term Credit dated March 30, 2005			☒

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRADA NETWORKS, INC.
Date:	April 18, 2005	/s/ Davinder Sethi
Davinder Sethi, Ph.D.
Chief Financial Officer
Principal Accounting Officer